UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22338

Legg Mason Global Asset Management Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 49th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.

Legg Mason & Co., LLC

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: October 31

Date of reporting period: October 31, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

The Annual Report to Stockholders is filed herewith.

Annual Report	October 31, 2016

CLEARBRIDGE

INTERNATIONAL GROWTH FUND

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks long-term growth of capital.

Fund name change

Prior to December 31, 2015, the Fund followed different investment strategies and policies under the name ClearBridge Global Growth Trust. The Fund’s investment objective remains unchanged.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of ClearBridge International Growth Fund for the twelve-month reporting period ended October 31, 2016. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

II	ClearBridge International Growth Fund

Investment commentary

Economic review

The pace of U.S. economic activity fluctuated during the twelve months ended October 31, 2016 (the “reporting period”). Looking back, the U.S. Department of Commerce reported that fourth quarter 2015 U.S. gross domestic product (“GDP”)i growth was 0.9%. First and second quarter 2016 GDP growth was 0.8% and 1.4%, respectively. The U.S. Department of Commerce’s second reading for third quarter 2016 GDP growth — released after the reporting period ended — was 3.2%. The improvement in GDP growth in the third quarter 2016 reflected an increase in private inventory investment, an acceleration in exports, an upturn in federal government spending and smaller decreases in state and local government spending.

While there was a pocket of weakness in May 2016, job growth in the U.S. was solid overall and a tailwind for the economy during the reporting period. When the period ended on October 31, 2016, the unemployment rate was 4.9%, as reported by the U.S. Department of Labor. The percentage of longer-term unemployed modestly declined over the period. In October 2016, 25.2% of Americans looking for a job had been out of work for more than six months, versus 25.7% when the period began.

Turning to the global economy, in its October 2016 World Economic Outlook Update, the International Monetary Fund (“IMF”)ii said, “The forces shaping the global outlook — both those operating over the short term and those operating over the long term — point to subdued growth for 2016 and a gradual recovery thereafter, as well as to downside risks.” From a regional perspective, the IMF currently estimates 2016 growth in the Eurozone will be 1.7%, versus 2.0% in 2015. Japan’s economy is expected to expand 0.5% in 2016, the same as in 2015. Elsewhere, the IMF projects that overall growth in emerging market countries will tick up to 4.2% in 2016, versus 4.0% in 2015.

After an extended period of maintaining the federal funds rateiii at a historically low range between zero and 0.25%, the Federal Reserve Board (the “Fed”)iv increased the rate at its meeting on December 16, 2015. This marked the first rate hike since 2006. In particular, the U.S. central bank raised the federal funds rate to a range between 0.25% and 0.50%. At its meeting that concluded on November 2, 2016 (after the reporting period ended), as well as during the prior meetings of the year, the Fed kept rates on hold. In the Fed’s statement after the November meeting it said, “The Committee judges that the case for an increase in the federal funds rate has continued to strengthen but decided, for the time being, to wait for some further evidence of continued progress toward its objectives. The stance of monetary policy remains accommodative, thereby supporting further improvement in labor market conditions and a return to 2 percent inflation.”

Given the economic challenges in the Eurozone, the European Central Bank (“ECB”)v took a number of actions to stimulate growth and ward off deflation. In January 2015, before the reporting period began, the ECB announced that, beginning in March 2015, it would start a €60 billion-per-month bond buying program that was expected to run until September 2016. In December 2015, the ECB extended its monthly bond buying program until at least March 2017.

ClearBridge International Growth Fund	III

Investment commentary (cont’d)

Finally, in March 2016, the ECB announced that it would increase its bond purchasing program to €80 billion-per-month. It also lowered its deposit rate to -0.4% and its main interest rate to 0%. Looking at other developed countries, in the aftermath of the June 2016 U.K. referendum to leave the European Union (“Brexit”), the Bank of England (“BoE”)vi lowered rates in October 2016 from 0.50% to 0.25% — an all-time low. After holding rates steady at 0.10% for more than five years, in January 2016, the Bank of Japanvii announced that it lowered the rate on current accounts that commercial banks hold with it to -0.10%. Elsewhere, the People’s Bank of Chinaviii kept rates steady at 4.35%.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

November 30, 2016

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. Forecasts and predictions are inherently limited and should not be relied upon as an indication of actual or future performance.

[i]	Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii

The International Monetary Fund (“IMF”) is an organization of 189 countries, working to foster global monetary cooperation, secure financial stability, facilitate international trade, promote high employment and sustainable economic growth, and reduce poverty around the world.

iii

The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

iv

The Federal Reserve Board (the “Fed”) is responsible for the formulation of U.S. policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

[v]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

vi	The Bank of England (“BoE”), formally the Governor and Company of the BoE, is the central bank of the United Kingdom. The BoE’s purpose is to maintain monetary and financial stability.

vii

The Bank of Japan is the central bank of Japan. The bank is responsible for issuing and handling currency and treasury securities, implementing monetary policy, maintaining the stability of the Japanese financial system and the yen currency.

viii	The People’s Bank of China (“PBoC”) is the central bank of the People’s Republic of China with the power to carry out monetary policy and regulate financial institutions in mainland China.

IV	ClearBridge International Growth Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund seeks to provide long-term growth of capital. Effective December 31, 2015, the Fund adopted a new investment strategy. The Fund’s former global growth strategy was replaced with an international growth strategy. The Fund normally invests primarily in common stocks of foreign companies that, in our opinion, appear to offer above average growth potential and trade at a significant discount to our assessment of their intrinsic value. The Fund may invest in common stocks of foreign companies of any size located throughout the world. We consider foreign companies to include those organized, headquartered or with substantial operations outside of the United States. However, the Fund is not precluded from purchasing stocks of U.S. companies. These companies may be located, or have substantial operations, in emerging markets, provided that the Fund will normally not invest more than 10% of its net assets, at the time of purchase, in securities of companies domiciled in emerging markets. The Fund’s policy is to remain substantially invested in common stocks or securities convertible into or exchangeable for common stock. Any income realized will be incidental to the Fund’s objective.

Q. What were the overall market conditions during the Fund’s reporting period?

A. During the twelve-month reporting period ended October 31, 2016, international markets were mixed, with most developed markets in Europe and Japan declining, while the U.K. and emerging markets delivered gains. Central banks across the globe continued their accommodative stance in an effort to spur inflation and growth, with some countries even resorting to negative rates. Although, developed economies began to see positive signs toward the end of the reporting period, the result was more than $12 trillion in negative-yielding corporate and sovereign bonds and concerns about the long-term effects of such expansive bond buying. Political uncertainty in Europe, the United States and parts of Asia was another theme during the reporting period, highlighted in late June by “Brexit,” the U.K.’s surprise vote to leave the European Union.

International equities initially saw growth in the latter part of 2015 after a sharp sell-off in the third quarter of 2015. Developed markets outpaced emerging markets, driven mainly by negative currency developments in emerging markets and mounting concerns about slowing growth in China. Commodity price weakness exposed stresses in many large emerging markets, and U.S. dollar strength and the Chinese move to open their currency regime were reasons for much of the currency weakness. By the end of the first quarter of 2016, global equities witnessed a sharp rotation in leadership as investors exited momentum and growth stocks in favor of value stocks and high dividend yield sectors. International markets witnessed a similar reversal by asset class with emerging markets stocks delivering gains while the largest developed stock markets struggled to losses. The price of oil hit a twelve-year low in February 2016, hurting the Energy sector, while central banks around the world maintained their dovish stance or even expanded the scope of their stimulus programs to try to accelerate growth and inflation.

The U.K.’s vote to leave the European Union in late-June — also known as “Brexit”—

ClearBridge International Growth Fund 2016 Annual Report	1

Fund overview (cont’d)

was a jolt to global markets, negatively impacting equities around the world, particularly the U.K. and the European Union. While many major indices quickly regained their losses in the days that followed the referendum, the overhang of political risk has yet to dissolve from Europe and North America. But not all news in the middle part of 2016 was bad, as investors shook off Brexit and other risks to push international equities higher going into the latter part of the reporting period. By the end of the third quarter of 2016, persistently low interest rates and an improving supply-demand balance in commodity markets helped push equities in cyclical sectors (Energy, Financials and Information Technology (“IT”)) back up after investors drove up defensive sectors for much of the reporting period. Furthermore, the European Central Bank’s (“ECB”)i unprecedented monetary policy experiment appeared to be having some positive impacts, with data suggesting that inflation was beginning to pick up in the Eurozone. Emerging market equities also rallied in the last three months of the reporting period as investors sought out riskier investments with greater returns in mind.

Q. How did we respond to these changing market conditions?

A. As international growth investors, we believe opportunities continue to present themselves across our defined growth spectrum: emerging, secular and structural. Our investment process is built around identifying high-quality growth stocks that are underappreciated by the market, and we expect our performance to be the outcome of bottom-up stock selection, rather than macro variables.

For example, we added a position in German sportswear maker adidas AG, which had fallen behind key rivals Nike and Under Armour in recent years. Profitability was well below Nike and the company lost its way after acquiring Reebok. But after retooling its business model to enter the “athleisure” market and by updating its supply chain for shorter turnaround, à la fast-fashion favorite Inditex, adidas AG has increased its margins and begun retaking market share from its rivals. Furthermore, the company is bringing in a new CEO known for cost cutting, and we believe this combination of factors has created a margin upside opportunity and long-term growth potential.

In the Asia-Pacific ex. Japan region, we have added to our allocation with an investment in bottling company Coca-Cola Amatil Ltd., which the market had underappreciated despite a cash-generative business model. Under a new franchise and incidence-based pricing agreement, Coca-Cola bottlers will be able to make more money and better share the risks and rewards of bottling for the beverage giant. We believe the new pricing model’s ability to improve the bottom line is undervalued by the market and we see great upside with relatively low risk.

We continue to focus our industry work on finding long-term, durable growth trends, consistent with our long-term investment horizon. We are also mindful of disruptive trends and the competitive and regulatory shifts that impact long-term equity values. The potential growth of electric vehicles represents one such step change that is in the early stages of transforming the auto and energy industries and is part of a broader trend away from conventional

2	ClearBridge International Growth Fund 2016 Annual Report

energy sources. Efficiency is another mega trend which is playing out across sectors, and we have attempted to position our portfolio to take advantage by entering into a new position in Germany’s SAP SE, ADR. Since moving its business to the cloud, SAP is seeing greater utilization and entering new markets with software that helps corporations become more efficient and cost-competitive. In a period of slower growth, self-help procedures such as using software to streamline business operations will help companies continue to grow.

During the reporting period, the Fund’s use of call options on select equities contributed to performance.

Performance review

For the twelve months ended October 31, 2016, Class C shares of ClearBridge International Growth Fund, excluding sales charges, returned -3.59%. The Fund’s new unmanaged benchmark, the MSCI EAFE Indexii and the former benchmark, the MSCI All Country World Index (MSCI ACWI)iii, returned -3.23% and 2.05%, respectively, for the same period. The Lipper International Multi-Cap Growth Funds Category Average1 returned -1.42% over the same time frame.

Performance Snapshot as of October 31, 2016 (unaudited)
(excluding sales charges)	6 months	12 months
ClearBridge International Growth Fund:
Class A	1.01%	-2.90%
Class C	0.64%	-3.59%
Class FI	1.00%	-2.87%
Class R	0.87%	-3.12%
Class I	1.15%	-2.63%
MSCI EAFE Index	-0.16%	-3.23%
MSCI All Country World Index (MSCI ACWI)	3.02%	2.05%
Lipper International Multi-Cap Growth Funds Category Average[1]	0.99%	-1.42%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

[1]

Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period ended October 31, 2016, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 489 funds for the six-month period and among the 462 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ClearBridge International Growth Fund 2016 Annual Report	3

Fund overview (cont’d)

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated March 1, 2016, the gross total annual fund operating expense ratios for Class A, Class C, Class FI, Class R and Class I shares were 1.19%, 2.00%, 1.27%, 1.47% and 0.96%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 1.15% for Class A shares, 1.90% for Class C shares, 1.15% for Class FI shares, 1.40% for Class R shares and 0.90% for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. For the reporting period, on an absolute basis, the Fund had positive returns in four out of the eleven sectors the Fund was invested in during the reporting period (out of eleven sectors in total), with the greatest contributions to returns coming from the IT and Industrials sectors.

Relative to the benchmark, overall stock selection effects contributed to the Fund’s relative performance. In particular, stock selection in the Health Care, IT, Consumer Discretionary and Consumer Staples sectors contributed to relative returns. Meanwhile, an overweight allocation to the IT sector also contributed to relative performance. In terms of individual stocks, ARM Holdings PLC, Vestas Wind Systems A/S, ONO Pharmaceutical Co., Ltd. Mettler-Toledo International Inc. and ASML Holding NV contributed the most to absolute returns.

From a regional perspective, stock selection in the U.K. and North America was a significant contributor to performance.

Q. What were the leading detractors from performance?

A. Relative to the benchmark, overall sector allocation detracted from the Fund’s relative performance. In particular, an overweight allocation to the Health Care and an underweight allocation to the Materials sectors detracted from relative returns. Meanwhile, stock selection in the Materials sector also hurt relative performance during the reporting period. In terms of individual positions, Novo Nordisk A/S ADR, Allergan PLC, Mitsubishi UFJ Financial Group, Inc., UBS Group AG, Registered Shares and Banco Bilbao Vizcaya Argentaria SA, ADR detracted from returns.

4	ClearBridge International Growth Fund 2016 Annual Report

From a regional perspective, stock selection in Asia ex Japan detracted from performance.

Q. Were there any significant changes to the Fund during the reporting period?

A. Overall, the Fund purchased 37, and sold out of 43 positions, as the Fund changed its strategy from a global portfolio to one that invests in international equities. The Fund was most active in the IT, Health Care and Consumer Discretionary sectors. The largest purchases included Nestle SA, ADR, Novo Nordisk A/S, ADR, Hoya Corp., SAP SE, ADR and ING Groep NV. Meanwhile, some of the largest positions we sold included Apple Inc, Brown-Forman Corp., Class B Shares, Starbucks Corp., Salesforce.com Inc. and Red Hat Inc.

Thank you for your investment in ClearBridge International Growth Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Michael Testorf, CFA

Portfolio Manager

ClearBridge, LLC

Elisa Mazen

Portfolio Manager

ClearBridge, LLC

Pawel Wroblewski, CFA

Portfolio Manager

ClearBridge, LLC

Thor Olsson

Portfolio Manager

ClearBridge, LLC

November 20, 2016

RISKS: Equity securities are subject to market and price fluctuations. International investments are subject to special risks including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Small- and mid-cap stocks involve greater risks and volatility than large-cap stocks. As a non-diversified fund, it is permitted to invest a higher percentage of its assets in any one issuer than a diversified fund, which may magnify the Fund’s losses from events affecting a particular issuer. The manager’s investment style may become out of favor and/or the manager’s selection process may prove incorrect, which may have a negative impact on the Fund’s performance. Growth stocks as a group can be more volatile than value stocks and may be out of favor and underperform the overall equity market while the market concentrates on value stocks. The Fund may engage in derivative transactions, which involve special risks and costs and may

ClearBridge International Growth Fund 2016 Annual Report	5

Fund overview (cont’d)

increase losses and have a potentially large impact on Fund performance. Please see the Fund’s prospectus for a more complete discussion of these and other risks, and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of October 31, 2016 and are subject to change and may not be representative of the portfolio managers’ current or future investments. The Fund’s top ten holdings (as a percentage of net assets) as of October 31, 2016 were: Shiseido Co., Ltd (3.6%), SAP SE, ADR (3.4%), Hoya Corp. (3.4%), Nestle SA, ADR (3.1%), London Stock Exchange Group PLC (3.1%), ORIX Corp. (3.0%), Alibaba Group Holding Ltd., ADR (2.9%), Diageo PLC, ADR (2.9%), Vestas Wind Systems A/S (2.7%) and ING Groep NV (2.7%). Please refer to pages 12 through 15 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. The Fund’s top five sector holdings (as a percentage of net assets) as of October 31, 2016 were: Industrials (16.8%), Information Technology (16.2%), Financials (15.9%), Consumer Staples (15.5%) and Health Care (14.9%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]	The European Central Bank (“ECB”) is responsible for the monetary system of the European Union and the euro currency.

ii	The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada.

iii	The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

6	ClearBridge International Growth Fund 2016 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†	The bar graph above represents the composition of the Fund’s investments as of October 31, 2016 and October 31, 2015. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

ClearBridge International Growth Fund 2016 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including front-end and back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on May 1, 2016 and held for the six months ended October 31, 2016.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	1.01%	$1,000.00	$1,010.10	1.15%	$5.81	Class A	5.00%	$1,000.00	$1,019.36	1.15%	$5.84
Class C	0.64	1,000.00	1,006.40	1.90	9.58	Class C	5.00	1,000.00	1,015.58	1.90	9.63
Class FI	1.00	1,000.00	1,010.00	1.15	5.81	Class FI	5.00	1,000.00	1,019.36	1.15	5.84
Class R	0.87	1,000.00	1,008.70	1.40	7.07	Class R	5.00	1,000.00	1,018.10	1.40	7.10
Class I	1.15	1,000.00	1,011.50	0.90	4.55	Class I	5.00	1,000.00	1,020.61	0.90	4.57

8	ClearBridge International Growth Fund 2016 Annual Report

[1]	For the six months ended October 31, 2016.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (184), then divided by 366.

ClearBridge International Growth Fund 2016 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/16	-2.90%	-3.59%	-2.87%	-3.12%	-2.63%
Five Years Ended 10/31/16	8.88	8.08	8.90	8.61	9.16
Ten Years Ended 10/31/16	N/A	0.96	1.73	N/A	2.01
Inception* through 10/31/16	13.15	—	—	0.98	—

With sales charges[2]	Class A	Class C	Class FI	Class R	Class I
Twelve Months Ended 10/31/16	-8.48%	-4.56%	-2.87%	-3.12%	-2.63%
Five Years Ended 10/31/16	7.60	8.08	8.90	8.61	9.16
Ten Years Ended 10/31/16	N/A	0.96	1.73	N/A	2.01
Inception* through 10/31/16	12.28	—	—	0.98	—

Cumulative total returns
Without sales charges[1]
Class A (Inception date of 2/3/09 through 10/31/16)	160.21%
Class C (10/31/06 through 10/31/16)	10.08
Class FI (10/31/06 through 10/31/16)	18.70
Class R (Inception date of 12/28/06 through 10/31/16)	10.12
Class I (10/31/06 through 10/31/16)	22.00

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the deduction of the applicable sales charge with respect to Class A shares or the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. In addition, Class A shares reflect the deduction of the maximum initial sales charge of 5.75%. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

*	Inception dates for Class A, C, FI, R and I shares are February 3, 2009, April 17, 1995, January 29, 2004, December 28, 2006 and March 4, 2004, respectively.

10	ClearBridge International Growth Fund 2016 Annual Report

Historical performance

Value of $10,000 invested in

Class C Shares of ClearBridge International Growth Fund vs. MSCI All Country World Index and MSCI EAFE Index† — October 2006 - October 2016

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†	Hypothetical illustration of $10,000 invested in Class C shares of ClearBridge International Growth Fund on October 31, 2006, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through October 31, 2016. The hypothetical illustration also assumes a $10,000 investment in the MSCI All Country World Index and the MSCI EAFE Index. The MSCI All Country World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI EAFE Index is a free float-adjusted market capitalization index designed to measure developed market equity performance, excluding the U.S. and Canada. These indices are unmanaged and are not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C shares performance indicated on this chart, depending on whether greater or lower sales charges and fees were incurred by shareholders investing in the other classes.

Effective December 31, 2015, the Fund’s global growth strategy was replaced with an international growth strategy, and the Fund changed its name to ClearBridge International Growth Fund. Prior to December 31, 2015, the Fund focused on a global growth strategy, including investments in U.S. based companies, under the name ClearBridge Global Growth Trust. In connection with the investment strategy change, the Fund’s benchmark changed from the MSCI All Country World Index to the MSCI EAFE Index. Management believes that the MSCI EAFE Index better aligns with the Fund’s current international growth strategy. The Fund’s performance is shown in comparison with both the MSCI EAFE Index and the MSCI All Country World Index. The Fund’s past performance would have been different if the Fund were managed using the current investment strategy.

ClearBridge International Growth Fund 2016 Annual Report	11

Schedule of investments

October 31, 2016

ClearBridge International Growth Fund

Security	Shares	Value
Common Stocks — 97.8%
Consumer Discretionary — 10.5%
Internet & Direct Marketing Retail — 1.1%
ASOS PLC	19,668	$1,265,312	*(a)
Leisure Products — 1.8%
Shimano Inc.	12,500	2,139,892	(a)
Media — 0.9%
APN Outdoor Group Ltd.	307,800	1,109,209	(a)
Specialty Retail — 1.6%
Industria de Diseno Textil SA	54,540	1,906,192	(a)
Textiles, Apparel & Luxury Goods — 5.1%
adidas AG	9,500	1,558,026	(a)
Lululemon Athletica Inc.	4,000	229,000	*
LVMH Moet Hennessy Louis Vuitton SE	6,720	1,222,354	(a)
Pandora A/S	23,720	3,086,136	(a)
Total Textiles, Apparel & Luxury Goods		6,095,516
Total Consumer Discretionary		12,516,121
Consumer Staples — 15.5%
Beverages — 6.2%
Coca-Cola Amatil Ltd.	354,000	2,568,630	(a)
Diageo PLC, ADR	32,720	3,518,382
Fomento Economico Mexicano SAB de CV, ADR	13,720	1,312,592
Total Beverages		7,399,604
Food Products — 3.7%
Nestle SA, ADR	51,300	3,726,688
Vitasoy International Holdings Ltd.	337,990	706,091	(a)
Total Food Products		4,432,779
Household Products — 2.0%
Reckitt Benckiser Group PLC	27,340	2,444,744	(a)
Personal Products — 3.6%
Shiseido Co., Ltd.	164,760	4,250,001	(a)
Total Consumer Staples		18,527,128
Energy — 4.1%
Energy Equipment & Services — 2.0%
Schlumberger Ltd.	30,301	2,370,447
Oil, Gas & Consumable Fuels — 2.1%
Suncor Energy Inc.	83,800	2,514,687
Total Energy		4,885,134

See Notes to Financial Statements.

12	ClearBridge International Growth Fund 2016 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Financials — 15.9%
Banks — 5.0%
Erste Group Bank AG	29,000	$909,730	*(a)
ING Groep NV	244,200	3,210,497	(a)
KBC Group NV	31,570	1,921,475	*(a)
Total Banks		6,041,702
Capital Markets — 6.1%
Hong Kong Exchanges & Clearing Ltd.	67,470	1,783,371	(a)
London Stock Exchange Group PLC	106,404	3,651,181	(a)
UBS Group AG, Registered Shares	129,586	1,823,275	*
Total Capital Markets		7,257,827
Diversified Financial Services — 3.0%
ORIX Corp.	226,200	3,598,471	(a)
Insurance — 1.8%
AXA SA	97,000	2,184,106	(a)
Total Financials		19,082,106
Health Care — 14.4%
Health Care Equipment & Supplies — 4.7%
Essilor International SA	14,560	1,633,975	(a)
Hoya Corp.	96,400	4,024,772	(a)
Total Health Care Equipment & Supplies		5,658,747
Life Sciences Tools & Services — 3.2%
ICON PLC	32,580	2,615,522	*
Mettler-Toledo International Inc.	2,946	1,190,420	*
Total Life Sciences Tools & Services		3,805,942
Pharmaceuticals — 6.5%
Allergan PLC	8,400	1,755,096	*
Eisai Co., Ltd.	19,100	1,218,207	(a)
Kyowa Hakko Kirin Co., Ltd.	80,096	1,220,869	(a)
Novo Nordisk A/S, ADR	67,000	2,381,180
Ono Pharmaceutical Co., Ltd.	45,200	1,149,557	(a)
Total Pharmaceuticals		7,724,909
Total Health Care		17,189,598
Industrials — 16.8%
Airlines — 2.3%
Ryanair Holdings PLC, ADR	36,885	2,769,695	*
Commercial Services & Supplies — 2.1%
Rentokil Initial PLC	891,380	2,488,836	(a)
Electrical Equipment — 2.7%
Vestas Wind Systems A/S	40,350	3,234,791	(a)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	13

Schedule of investments (cont’d)

October 31, 2016

ClearBridge International Growth Fund

Security	Shares	Value
Industrial Conglomerates — 1.3%
CK Hutchison Holdings Ltd.	130,000	$1,608,142	(a)
Machinery — 3.3%
Atlas Copco AB, Class B Shares	77,620	2,026,548	(a)
FANUC Corp.	6,555	1,228,185	(a)
Stabilus SA	12,572	655,107	*(a)
Total Machinery		3,909,840
Professional Services — 0.7%
TechnoPro Holdings Inc.	25,400	872,246	(a)
Road & Rail — 2.3%
Canadian Pacific Railway Ltd.	19,059	2,724,674
Trading Companies & Distributors — 2.1%
Wolseley PLC	47,920	2,490,030	(a)
Total Industrials		20,098,254
Information Technology — 16.2%
Internet Software & Services — 3.9%
Alibaba Group Holding Ltd., ADR	34,629	3,521,423	*
Tencent Holdings Ltd.	45,000	1,191,588	(a)
Total Internet Software & Services		4,713,011
Semiconductors & Semiconductor Equipment — 4.1%
ASML Holding NV	21,050	2,227,136	(a)
NXP Semiconductors NV	7,000	700,000	*
Taiwan Semiconductor Manufacturing Co., Ltd., ADR	62,260	1,936,286
Total Semiconductors & Semiconductor Equipment		4,863,422
Software — 8.2%
Check Point Software Technologies Ltd.	32,090	2,713,531	*
GB Group PLC	158,750	462,348	(a)
Mobileye NV	28,050	1,042,899	*
SAP SE, ADR	45,893	4,031,241
Temenos Group AG, Registered Shares	23,690	1,527,801	(a)
Total Software		9,777,820
Total Information Technology		19,354,253
Materials — 3.0%
Chemicals — 0.9%
Novozymes A/S, Class B Shares	28,876	1,072,230	(a)
Containers & Packaging — 1.5%
Amcor Ltd.	159,820	1,784,948	(a)
Metals & Mining — 0.6%
Orocobre Ltd.	250,180	727,829	*(a)
Total Materials		3,585,007

See Notes to Financial Statements.

14	ClearBridge International Growth Fund 2016 Annual Report

ClearBridge International Growth Fund

Security	Shares	Value
Telecommunication Services — 1.4%
Wireless Telecommunication Services — 1.4%
Vodafone Group PLC	630,000	$1,729,805	(a)
Total Common Stocks (Cost — $117,694,063)		116,967,406
Preferred Stocks — 0.5%
Health Care — 0.5%
Health Care Equipment & Supplies — 0.5%
Sartorius AG (Cost — $626,215)	7,830	615,199	(a)
Total Investments — 98.3% (Cost — $118,320,278#)		117,582,605
Other Assets in Excess of Liabilities — 1.7%		2,032,407
Total Net Assets — 100.0%		$119,615,012

*	Non-income producing security.

(a)	Security is valued in good faith in accordance with procedures approved by the Board of Trustees (See Note 1).

#	Aggregate cost for federal income tax purposes is $118,474,443.

Abbreviation used in this schedule:
ADR	— American Depositary Receipts

Summary of Investments by Country* (unaudited)
Japan	16.8%
United Kingdom	13.2
Denmark	8.3
Switzerland	8.1
United States	7.8
Germany	5.3
Australia	5.3
Netherlands	5.2
Canada	4.5
France	4.3
China	4.0
Hong Kong	3.5
Ireland	2.4
Israel	2.3
Sweden	1.7
Taiwan	1.6
Belgium	1.6
Spain	1.6
Mexico	1.1
Austria	0.8
Luxembourg	0.6
100.0%

*	As a percentage of total investments. Please note that the Fund holdings are as of October 31, 2016 and are subject to change.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	15

Statement of assets and liabilities

October 31, 2016

Assets:
Investments, at value (Cost — $118,320,278)	$117,582,605
Receivable for securities sold	2,971,922
Dividends and interest receivable	325,803
Other assets	104,954
Receivable for Fund shares sold	54,696
Prepaid expenses	21,725
Total Assets	121,061,705

Liabilities:
Due to custodian	801,765
Payable for Fund shares repurchased	259,419
Service and/or distribution fees payable	64,861
Investment management fee payable	56,042
Trustees’ fees payable	105,861
Accrued expenses	158,745
Total Liabilities	1,446,693
Total Net Assets	$119,615,012

Net Assets:
Par value (Note 6)	$38
Paid-in capital in excess of par value	291,126,761
Accumulated net investment loss	(45,057)
Accumulated net realized loss on investments, written options and foreign currency transactions	(170,716,443)
Net unrealized depreciation on investments and foreign currencies	(750,287)
Total Net Assets	$119,615,012

See Notes to Financial Statements.

16	ClearBridge International Growth Fund 2016 Annual Report

Net Assets:
Class A	$18,467,268
Class C	$68,697,415
Class FI	$7,125,969
Class R	$160,457
Class I	$25,163,903

Shares Outstanding:
Class A	579,757
Class C	2,285,756
Class FI	214,815
Class R	4,967
Class I	732,195

Net Asset Value:
Class A (and redemption price)	$31.85
Class C*	$30.05
Class FI (and redemption price)	$33.17
Class R (and redemption price)	$32.30
Class I (and redemption price)	$34.37
Maximum Public Offering Price Per Share:
Class A (based on maximum initial sales charge of 5.75%)	$33.79

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC, if shares are redeemed within one year from purchase payment (See Note 2).

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	17

Statement of operations

For the Year Ended October 31, 2016

Investment Income:
Dividends	$2,334,828
Less: Foreign taxes withheld	(195,273)
Total Investment Income	2,139,555

Expenses:
Investment management fee (Note 2)	863,829
Service and/or distribution fees (Notes 2 and 5)	834,487
Transfer agent fees (Note 5)	174,072
Registration fees	69,463
Audit and tax fees	49,935
Shareholder reports	45,200
Custody fees	35,900
Legal fees	35,241
Fund accounting fees	26,606
Trustees’ fees	13,317
Insurance	2,854
Fees recaptured by investment manager (Note 2)	16
Miscellaneous expenses	5,977
Total Expenses	2,156,897
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(211,772)
Net Expenses	1,945,125
Net Investment Income	194,430

Realized and Unrealized Gain (Loss) on Investments, Written Options and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	12,995,618
Written options	447,333
Foreign currency transactions	(48,307)
Net Realized Gain	13,394,644
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(18,175,892)
Foreign currencies	(7,373)
Change in Net Unrealized Appreciation (Depreciation)	(18,183,265)
Net Loss on Investments, Written Options and Foreign Currency Transactions	(4,788,621)
Decrease in Net Assets From Operations	$(4,594,191)

See Notes to Financial Statements.

18	ClearBridge International Growth Fund 2016 Annual Report

Statements of changes in net assets

For the Years Ended October 31,	2016	2015

Operations:
Net investment income (loss)	$194,430	$(112,478)
Net realized gain	13,394,644	13,974,262
Change in net unrealized appreciation (depreciation)	(18,183,265)	(14,201,922)
Decrease in Net Assets From Operations	(4,594,191)	(340,138)

Fund Share Transactions (Note 6):
Net proceeds from sale of shares	26,540,261	19,868,086
Cost of shares repurchased	(36,319,677)	(29,415,580)
Decrease in Net Assets From Fund Share Transactions	(9,779,416)	(9,547,494)
Decrease in Net Assets	(14,373,607)	(9,887,632)

Net Assets:
Beginning of year	133,988,619	143,876,251
End of year*	$119,615,012	$133,988,619
*Includes accumulated net investment loss of:	$(45,057)	$(420,926)

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	19

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class A Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$32.80	$32.60	$28.95	$22.81	$20.80

Income (loss) from operations:
Net investment income	0.23	0.14	0.05	0.12	0.04
Net realized and unrealized gain (loss)	(1.18)	0.06	3.60	6.02	1.97
Total income (loss) from operations	(0.95)	0.20	3.65	6.14	2.01

Net asset value, end of year	$31.85	$32.80	$32.60	$28.95	$22.81
Total return[2]	(2.90)%	0.61%[3]	12.61%	26.92%	9.61%

Net assets, end of year (000s)	$18,467	$10,477	$10,021	$8,596	$9,425

Ratios to average net assets:
Gross expenses	1.30%	1.19%[4]	1.29%	1.33%	1.26%
Net expenses[5,6]	1.15	1.15 [4]	1.15	1.15	1.15
Net investment income	0.74	0.42	0.16	0.46	0.17

Portfolio turnover rate	89%	39%	45%	43%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements and/or expense reimbursements. In the absence of compensating balance arrangements and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.12% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.25% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.25% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

20	ClearBridge International Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class C Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$31.18	$31.22	$27.93	$22.17	$20.37

Income (loss) from operations:
Net investment loss	(0.06)	(0.11)	(0.17)	(0.07)	(0.12)
Net realized and unrealized gain (loss)	(1.07)	0.07	3.46	5.83	1.92
Total income (loss) from operations	(1.13)	(0.04)	3.29	5.76	1.80

Net asset value, end of year	$30.05	$31.18	$31.22	$27.93	$22.17
Total return[2]	(3.59)%	(0.16)%[3]	11.78%	25.98%	8.78%

Net assets, end of year (000s)	$68,697	$92,105	$104,110	$108,598	$112,266

Ratios to average net assets:
Gross expenses	2.09%	2.00%	2.06%	2.07%	2.01%
Net expenses[4,5]	1.90	1.90	1.90	1.90	1.90
Net investment loss	(0.19)	(0.36)	(0.58)	(0.30)	(0.58)

Portfolio turnover rate	89%	39%	45%	43%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been -0.67% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.51% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -1.06% for the year ended October 31, 2015.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[5]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	21

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class FI Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$34.16	$33.94	$30.15	$23.75	$21.66

Income (loss) from operations:
Net investment income	0.18	0.16	0.05	0.12	0.04
Net realized and unrealized gain (loss)	(1.17)	0.06	3.74	6.28	2.05
Total income (loss) from operations	(0.99)	0.22	3.79	6.40	2.09

Net asset value, end of year	$33.17	$34.16	$33.94	$30.15	$23.75
Total return[2]	(2.87)%	0.62%[3]	12.57%	26.95%	9.65%

Net assets, end of year (000s)	$7,126	$10,884	$11,157	$11,108	$10,680

Ratios to average net assets:
Gross expenses	1.33%[4]	1.27%[4]	1.39%	1.27%	1.33%
Net expenses[5,6]	1.15 [4]	1.15 [4]	1.15	1.15	1.15
Net investment income	0.53	0.47	0.16	0.45	0.17

Portfolio turnover rate	89%	39%	45%	43%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.00% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.09% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.56% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class FI shares did not exceed 1.15%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

22	ClearBridge International Growth Fund 2016 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class R Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$33.35	$33.23	$29.60	$23.37	$21.37

Income (loss) from operations:
Net investment income (loss)	0.12	0.26	(0.01)	0.05	(0.02)
Net realized and unrealized gain (loss)	(1.17)	(0.14)	3.64	6.18	2.02
Total income (loss) from operations	(1.05)	0.12	3.63	6.23	2.00

Net asset value, end of year	$32.30	$33.35	$33.23	$29.60	$23.37
Total return[2]	(3.12)%	0.33%[3]	12.26%	26.66%	9.36%

Net assets, end of year (000s)	$160	$121	$34	$690	$1,421

Ratios to average net assets:
Gross expenses	1.61%	1.52%[4]	1.83%	1.85%	1.71%
Net expenses[5,6]	1.40	1.40 [4]	1.40	1.40	1.40
Net investment income (loss)	0.38	0.79	(0.04)	0.19	(0.07)

Portfolio turnover rate	89%	39%	45%	43%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.18% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been -0.03% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been -0.18% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class R shares did not exceed 1.40%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

ClearBridge International Growth Fund 2016 Annual Report	23

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended October 31:
Class I Shares[1]	2016	2015	2014	2013	2012

Net asset value, beginning of year	$35.30	$35.00	$31.00	$24.36	$22.17

Income (loss) from operations:
Net investment income	0.28	0.25	0.14	0.19	0.10
Net realized and unrealized gain (loss)	(1.21)	0.05	3.86	6.45	2.09
Total income (loss) from operations	(0.93)	0.30	4.00	6.64	2.19

Net asset value, end of year	$34.37	$35.30	$35.00	$31.00	$24.36
Total return[2]	(2.63)%	0.86%[3]	12.90%	27.26%	9.88%

Net assets, end of year (000s)	$25,164	$20,402	$18,554	$17,777	$18,424

Ratios to average net assets:
Gross expenses	1.04%	0.96%[4]	1.02%	1.06%	0.96%
Net expenses[5,6]	0.90	0.90 [4]	0.90	0.90	0.90
Net investment income	0.83	0.69	0.41	0.70	0.43

Portfolio turnover rate	89%	39%	45%	43%	51%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

The total return includes gains from settlement of security litigations. Without these gains, the total return would have been 0.37% for the year ended October 31, 2015. The total return also includes the refund of withholding taxes on dividends, plus interest, previously paid by the Fund. Without this refund, the total return would have been 0.49% for the year ended October 31, 2015. In the aggregate, without these two items, the total return would have been 0.00% for the year ended October 31, 2015.

[4]	Reflects recapture of expenses waived/reimbursed from prior fiscal years.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.90%. This expense limitation arrangement cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

[6]	Reflects fee waivers and/or expense reimbursements.

See Notes to Financial Statements.

24	ClearBridge International Growth Fund 2016 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

ClearBridge International Growth Fund (formerly ClearBridge Global Growth Trust) (the “Fund”) is a separate non-diversified investment series of Legg Mason Global Asset Management Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

Effective December 31, 2015, the Fund’s name, principal investment strategy and benchmark were changed.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Short-term fixed income securities that will mature in 60 days or less are valued at amortized cost, unless it is determined that using this method would not reflect an investment’s fair value. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Legg Mason North Atlantic Fund Valuation

ClearBridge International Growth Fund 2016 Annual Report	25

Notes to financial statements (cont’d)

Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

26	ClearBridge International Growth Fund 2016 Annual Report

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Funds’ assets carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Common stocks:
Consumer discretionary	$229,000	$12,287,121	—	$12,516,121
Consumer staples	8,557,662	9,969,466	—	18,527,128
Energy	4,885,134	—	—	4,885,134
Financials	1,823,275	17,258,831	—	19,082,106
Health care	7,942,218	9,247,380	—	17,189,598
Industrials	5,494,369	14,603,885	—	20,098,254
Information technology	13,945,380	5,408,873	—	19,354,253
Materials	—	3,585,007	—	3,585,007
Telecommunication services	—	1,729,805	—	1,729,805
Preferred stocks	—	615,199	—	615,199
Total investments	$42,877,038	$74,705,567	—	$117,582,605

†	See Schedule of Investments for additional detailed categorizations.

For the year ended October 31, 2016, as a result of the fair value pricing procedures for international equities utilized by the Fund, certain securities have transferred in and out of Level 1 and Level 2 measurements during the period. The Fund’s policy is to recognize transfers between levels as of the end of the reporting period. At October 31, 2016, securities valued at $74,705,567 were classified as Level 2 within the fair value hierarchy because fair value procedures were applied when the change in value of a domestic equity security index suggested that the closing prices on foreign exchanges may no longer have represented the value of those securities at the time of closing of the NYSE.

(b) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an

ClearBridge International Growth Fund 2016 Annual Report	27

Notes to financial statements (cont’d)

exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(d) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

28	ClearBridge International Growth Fund 2016 Annual Report

(e) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions, where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

The Fund has entered into master agreements with certain of its derivative counterparties that provide for general obligations, representations, agreements, collateral, events of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or NAV over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

Absent an event of default by the counterparty or a termination of the agreement, the terms of the master agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

As of October 31, 2016, the Fund did not have any open derivative transactions with credit related contingent features in a net liability position.

(f) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Foreign dividend income is recorded on the ex-dividend date or as soon as practicable after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs

ClearBridge International Growth Fund 2016 Annual Report	29

Notes to financial statements (cont’d)

that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(g) Distributions to shareholders. Distributions from net investment income and distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(h) Share class accounting. Investment income, common expenses and realized/unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(i) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(j) Commission recapture. The Fund has entered into an agreement with State Street Bank, its custodian, whereby a portion of commissions paid on investment transactions may be rebated to the Fund. Such payments are included with realized gain (loss) on investment transactions. During the year ended October 31, 2016, the Fund did not receive any commision rebates.

(k) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of October 31, 2016, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

30	ClearBridge International Growth Fund 2016 Annual Report

(l) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the following reclassifications have been made:

	Accumulated Net Investment Loss	Accumulated Net Realized Loss	Paid-in Capital
(a)	$(22,202)	$130,080,670	$(130,058,468)
(b)	203,641	(203,641)	—

(a)	Reclassifications are due to the expiration of a capital loss carryforward and book/tax differences in the treatment of various items.

(b)

Reclassifications are due to foreign currency transactions treated as ordinary income for tax purposes, book/tax differences in the treatment of passive foreign investment companies and book/tax differences in the treatment of partnership investments.

2. Investment advisory and management agreement and other transactions with affiliates

The Fund has an investment advisory and management agreement with ClearBridge, LLC (“ClearBridge”). Pursuant to the agreement, ClearBridge provides the Fund with investment advisory, management and administrative services for which the Fund pays a fee, computed daily and payable monthly, at annual rates based on the Fund’s average daily net assets. Western Asset Management Company (“Western Asset”) manages the portion of the Fund’s cash and short-term instruments allocated to it. The following chart shows the annual advisory fee rates for the Fund:

Average Daily Net Assets	Annual Rate
First $1 billion	0.700%
Next $1 billion	0.680
Next $3 billion	0.650
Next $5 billion	0.620
Over $10 billion	0.590

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) provides certain administrative and oversight services to the Fund. For LMPFA’s services to the Fund, ClearBridge (not the Fund) pays LMPFA a fee, calculated daily and payable monthly, at an annual rate of 0.05% of the average daily net assets of the Fund. For Western Asset’s services to the Fund, ClearBridge (not the Fund) pays Western Asset 0.02% of the portion of the Fund’s average daily net assets that are allocated to them by ClearBridge. ClearBridge, LMPFA and Western Asset are wholly owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

As a result of expense limitation arrangements between the Fund and ClearBridge, the ratio of total annual fund operating expenses, other than interest, brokerage commissions, dividend expenses on short sales, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class FI, Class R and Class I shares did not exceed 1.15%, 1.90%, 1.15%, 1.40% and 0.90%, respectively. These expense limitation arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ consent.

ClearBridge International Growth Fund 2016 Annual Report	31

Notes to financial statements (cont’d)

During the year ended October 31, 2016, fees waived and/or expenses reimbursed amounted to $211,772.

ClearBridge is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which ClearBridge earned the fee or incurred the expense if the class’ total annual operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will ClearBridge recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at October 31, 2016, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by ClearBridge and respective dates of expiration as follows:

	Class A	Class C	Class FI	Class R	Class I
Expires October 31, 2017	$13,576	$166,781	$26,789	$2,224	$21,541
Expires October 31, 2018	4,511	104,825	16,238	68	10,981
Expires October 31, 2019	21,759	144,740	12,871	304	32,098
Total fee waivers/expense reimbursements subject to recapture	$39,846	$416,346	$55,898	$2,596	$64,620

For the year ended October 31, 2016, ClearBridge recaptured $16 for Class FI.

Legg Mason Investor Services, LLC (‘‘LMIS’’), a wholly-owned broker-dealer subsidiary of Legg Mason, serves as the Fund’s sole and exclusive distributor.

There is a maximum initial sales charge of 5.75% for Class A shares. There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment. In certain cases, Class A shares have a 1.00% CDSC, which applies if redemption occurs within 18 months from purchase payment. This CDSC only applies to those purchases of Class A shares, which, when combined with current holdings of other shares of funds sold by LMIS, equal or exceed $1,000,000 in the aggregate. These purchases do not incur an initial sales charge.

For the year ended October 31, 2016, LMIS and its affiliates retained sales charges of $10,207 on sales of the Fund’s Class A shares. In addition, for the year ended October 31, 2016, CDSCs paid to LMIS and its affiliates were:

	Class A	Class C
CDSCs	—	$651

Under a Deferred Compensation Plan (the “Plan”), Trustees may have elected to defer receipt of all or a specified portion of their compensation. A participating Trustee selected one or more funds managed by affiliates of Legg Mason in which his or her deferred trustee’s fees were deemed to be invested. Deferred amounts remain in the Fund until distributed in accordance with the Plan. In May 2015, the Board of Trustees approved an amendment to the Plan so that effective January 1, 2016, no compensation earned after that date may be deferred under the Plan.

32	ClearBridge International Growth Fund 2016 Annual Report

All officers and one Trustee of the Trust are employees of Legg Mason or its affiliates and do not receive compensation from the Trust.

3. Investments

During the year ended October 31, 2016, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$108,957,931
Sales	115,618,257

At October 31, 2016, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation	$7,209,042
Gross unrealized depreciation	(8,100,880)
Net unrealized depreciation	$(891,838)

During the year ended October 31, 2016, written option transactions for the Fund were as follows:

	Number of Contracts	Premiums
Written options, outstanding as of October 31, 2015	—	—
Options written	1,588	$447,333
Options closed	—	—
Options exercised	—	—
Options expired	(1,588)	(447,333)
Written options, outstanding as of October 31, 2016	—	—

4. Derivative instruments and hedging activities

At October 31, 2016, the Fund did not have any derivative instruments outstanding.

The following table provides information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended October 31, 2016. The table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Equity Risk
Written options	$447,333

During the year ended October 31, 2016, the volume of derivative activity for the Fund was as follows:

Average Market Value
Written options†	$11,552

†	At October 31, 2016, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C,

ClearBridge International Growth Fund 2016 Annual Report	33

Notes to financial statements (cont’d)

Class FI and Class R shares calculated at the annual rate of 0.25%, 1.00% 0.25% and 0.50% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

For the year ended October 31, 2016, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$37,483	$16,037
Class C	778,216	122,727
Class FI	18,055	10,853
Class R	733	253
Class I	—	24,202
Total	$834,487	$174,072

For the year ended October 31, 2016, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$21,759
Class C	144,740
Class FI	12,871
Class R	304
Class I	32,098
Total	$211,772

6. Shares of beneficial interest

At October 31, 2016, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

Transactions in shares of each class were as follows:

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class A
Shares sold	319,118	$9,843,693	95,036	$3,197,744
Shares repurchased	(58,767)	(1,856,256)	(83,019)	(2,785,266)
Net increase	260,351	$7,987,437	12,017	$412,478

Class C
Shares sold	73,303	$2,216,189	127,215	$4,036,300
Shares repurchased	(741,953)	(21,958,447)	(507,660)	(16,191,377)
Net decrease	(668,650)	$(19,742,258)	(380,445)	$(12,155,077)

34	ClearBridge International Growth Fund 2016 Annual Report

	Year Ended October 31, 2016		Year Ended October 31, 2015
	Shares	Amount	Shares	Amount
Class FI
Shares sold	34,988	$1,151,990	189,919	$6,921,562
Shares repurchased	(138,824)	(4,694,659)	(199,943)	(6,611,216)
Net decrease	(103,836)	$(3,542,669)	(10,024)	$310,346

Class R
Shares sold	2,150	$70,060	2,960	$103,257
Shares repurchased	(809)	(26,181)	(359)	(12,251)
Net increase	1,341	$43,879	2,601	$91,006

Class I
Shares sold	383,356	$13,258,329	155,370	$5,609,223
Shares repurchased	(229,090)	(7,784,134)	(107,550)	(3,815,470)
Net increase	154,266	$5,474,195	47,820	$1,793,753

7. Income tax information and distributions to shareholders

The Fund did not make any distributions during the fiscal years ended October 31, 2015 and 2016.

As of October 31, 2016, the components of accumulated earnings (losses) on a tax basis were as follows:

Undistributed ordinary income — net	$234,973
Capital loss carryforward*	(170,704,490)
Other book/tax temporary differences(a)	(137,818)
Unrealized appreciation/(depreciation)(b)	(904,452)
Total accumulated earnings/(losses) — net	$(171,511,787)

*	During the taxable year ended October 31, 2016, the Fund utilized $13,228,340 of its capital loss carryforward available from prior years. As of October 31, 2016, the Fund had the following net capital loss carryforward remaining:

Year of Expiration	Amount
10/31/2017	$(170,704,490)

This amount will be available to offset any future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the realization for tax purposes of unrealized gains (losses) on certain foreign currency contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains on investments in passive foreign investment companies.

8. Recent accounting pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, the “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the Fund’s financial statements and related disclosures.

ClearBridge International Growth Fund 2016 Annual Report	35

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Global Asset Management Trust and to the Shareholders of ClearBridge International Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the ClearBridge International Growth Fund (one of the funds comprising Legg Mason Global Asset Management Trust, the “Fund”) as of October 31, 2016, the results of its operations, the changes in its net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2016 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Baltimore, MD

December 19, 2016

36	ClearBridge International Growth Fund 2016 Annual Report

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of ClearBridge International Growth Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†
Ruby P. Hearn
Year of birth	1940
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Senior Vice President Emerita of The Robert Wood Johnson Foundation (non-profit) since 2001; Member of the Institute of Medicine since 1982; formerly, Trustee of the New York Academy of Medicine (2004 to 2012); Director of the Institute for Healthcare Improvement (2002 to 2012); Senior Vice President of The Robert Wood Johnson Foundation (1996 to 2001); Fellow of The Yale Corporation (1992 to 1998)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Arnold L. Lehman
Year of birth	1944
Position(s) with Trust	Trustee and Chairman
Term of office[1] and length of time served[2]	Since 1982 and since 2015
Principal occupation(s) during past five years	Senior Advisor, Phillips Auctioneer since 2015; Trustee of American Federation of Arts since 1998; formerly, Fellow, Ford Foundation (2015 to 2016); Director of the Brooklyn Museum (1997 to 2015); Director of The Baltimore Museum of Art (1979 to 1997)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robin J.W. Masters
Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired; formerly, Chief Investment Officer of ACE Limited (insurance) (1986 to 2000)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of Cheyne Capital International Limited (investment advisory firm); formerly, Director/Trustee of Legg Mason Institutional Funds plc, WA Fixed Income Funds plc and Western Asset Debt Securities Fund plc. (2007 to 2011)

ClearBridge International Growth Fund	37

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† cont’d
Jill E. McGovern
Year of birth	1944
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1989
Principal occupation(s) during past five years	Senior Consultant, American Institute for Contemporary German Studies (AICGS) since 2007; formerly, Chief Executive Officer of The Marrow Foundation (non-profit) (1993 to 2007); Executive Director of the Baltimore International Festival (1991 to 1993); Senior Assistant to the President of The Johns Hopkins University (1986 to 1990)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of International Biomedical Research Alliance; Director of Lois Roth Endowment

Arthur S. Mehlman
Year of birth	1942
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Retired. Director, The University of Maryland Foundation since 1992; Director, The League for People with Disabilities since 2003; formerly, Director, Municipal Mortgage & Equity LLC (2004 to 2011); Partner, KPMG LLP (international accounting firm) (1972 to 2002)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason Funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of Municipal Mortgage & Equity, LLC. (2004 to 2011)

G. Peter O’Brien
Year of birth	1945
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during past five years	Retired. Trustee Emeritus of Colgate University; Board Member, Hill House, Inc. (residential home care); Board Member, Bridges School (pre- school); formerly, Managing Director, Equity Capital Markets Group of Merrill Lynch & Co. (1971 to 1999)
Number of funds in fund complex overseen by Trustee	Director/Trustee of all Legg Mason funds consisting of 21 portfolios; Director/Trustee of the Royce Family of Funds consisting of 23 portfolios
Other board memberships held by Trustee during past five years	Director of TICC Capital Corp.

38	ClearBridge International Growth Fund

Independent Trustees† cont’d
S. Ford Rowan
Year of birth	1943
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2002
Principal occupation(s) during past five years	Chairman, National Center for Critical Incident Analysis, since 2004; Consultant to University of Maryland University College, since 2013; formerly, Lecturer in Organizational Sciences, George Washington University (2000 to 2014); Trustee, St. John’s College (2006 to 2012); Consultant, Rowan & Blewitt Inc. (management consulting) (1984 to 2007); Lecturer in Journalism, Northwestern University (1980 to 1993); Director, Santa Fe Institute (1999 to 2008)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	None

Robert M. Tarola
Year of birth	1950
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during past five years	Executive Vice President and Chief Financial Officer, Southcoast Health System, Inc. (healthcare provider network) since 2015; President of Right Advisory LLC (corporate finance and governance consulting) since 2008; Member, Investor Advisory Group of the Public Company Accounting Oversight Board since 2009; formerly, Senior Vice President and Chief Financial Officer of The Howard University (2009 to 2013) (higher education and health care); Senior Vice President and Chief Financial Officer of W.R. Grace & Co. (specialty chemicals) (1999 to 2008) and MedStar Health, Inc. (healthcare) (1996 to 1999); Partner, Price Waterhouse, LLP (accounting and auditing) (1984 to 1996)
Number of funds in fund complex overseen by Trustee	21
Other board memberships held by Trustee during past five years	Director of American Kidney Fund (renal disease assistance); Director of XBRL International, Inc. (global data standard setting); Director of Vista Outdoor, Inc. (sporting goods)

ClearBridge International Growth Fund	39

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Interested Trustee
Jane Trust[3]
Year of birth	1962
Position(s) with Trust	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Managing Director of Legg Mason & Co., LLC (“Legg Mason & Co.”) (since 2016); Officer and/or Trustee/Director of 159 funds associated with Legg Mason Partners Fund Advisor, LLC (“LMPFA”) or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Vice President of LMPFA (2015); Director of ClearBridge, LLC (formerly, Legg Mason Capital Management, LLC) (2007 to 2014); Managing Director of Legg Mason Investment Counsel & Trust Co. (2000 to 2007)
Number of funds in fund complex overseen by Trustee	152
Other board memberships held by Trustee during past five years	None

Executive Officers
Richard F. Sennett Legg Mason 100 International Drive, 7th Floor, Baltimore, MD 21202
Year of birth	1970
Position(s) with Trust	Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2011
Principal occupation(s) during past five years	Principal Financial Officer and Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2011 and since 2013); Managing Director of Legg Mason & Co. and Senior Manager of the Treasury Policy group for Legg Mason & Co.’s Global Fiduciary Platform (since 2011); formerly, Chief Accountant within the SEC’s Division of Investment Management (2007 to 2011); Assistant Chief Accountant within the SEC’s Division of Investment Management (2002 to 2007)

Robert I. Frenkel Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1954
Position(s) with Trust	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Vice President and Deputy General Counsel of Legg Mason (since 2006); Managing Director and General Counsel of — U.S. Mutual Funds for Legg Mason & Co. (since 2006) and Legg Mason & Co. predecessors (since 1994); Secretary and Chief Legal Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

40	ClearBridge International Growth Fund

Executive Officers cont’d
Ted P. Becker Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Vice President and Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Director of Global Compliance at Legg Mason (since 2006); Chief Compliance Officer of LMPFA (since 2006); Managing Director of Compliance of Legg Mason & Co. (since 2005); Chief Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2006) and Legg Mason & Co. predecessors (prior to 2006)

Christopher Berarducci Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Trust	Treasurer
Term of office[1] and length of time served[2]	Since 2010
Principal occupation(s) during past five years	Director of Legg Mason & Co. (since 2015); Treasurer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2010); formerly, Vice President of Legg Mason & Co. (2011 to 2015); Assistant Controller of certain mutual funds associated with Legg Mason & Co. or its affiliates (prior to 2010)

Susan Kerr Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during past five years	Assistant Vice President of Legg Mason & Co. and Legg Mason Investor Services, LLC (“LMIS”) (since 2010); Chief Anti-Money Laundering Compliance Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer of LMIS (since 2012); Senior Compliance Officer of LMIS (since 2011); formerly, AML Consultant, DTCC (2010); AML Consultant, Rabobank Netherlands, (2009); First Vice President, Director of Marketing & Advertising Compliance and Manager of Communications Review Group at Citigroup Inc. (1996 to 2008)

ClearBridge International Growth Fund	41

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Executive Officers cont’d
Jenna Bailey Legg Mason 100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Trust	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during past five years	Identity Theft Prevention Officer of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2015); Compliance Officer of Legg Mason & Co. (since 2013); Assistant Vice President of Legg Mason & Co. (since 2011); formerly, Associate Compliance Officer of Legg Mason & Co. (2011 to 2013); Risk Manager of U.S. Distribution of Legg Mason & Co. (2007 to 2011).
Jeanne M. Kelly Legg Mason 620 Eighth Avenue, 49th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Trust	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during past five years	Senior Vice President of certain mutual funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); Managing Director of Legg Mason & Co. (since 2005) and Legg Mason & Co. predecessors (prior to 2005); formerly, Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the Independent Trustees serves on the standing committees of the Board of Trustees, which include the Audit Committee (chair: Arthur S. Mehlman), the Nominating Committee (co-chairs: G. Peter O’Brien and Jill E. McGovern), and the Independent Trustees Committee (chair: Arnold L. Lehman).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

42	ClearBridge International Growth Fund

ClearBridge

International Growth Fund

Trustees

Ruby P. Hearn

Arnold L. Lehman

Chairman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

Jane Trust

Investment manager/adviser

ClearBridge, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

State Street Bank & Trust Company

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

ClearBridge International Growth Fund

The Fund is a separate investment series of Legg Mason Global Asset Management Trust, a Maryland statutory trust.

ClearBridge International Growth Fund

Legg Mason Funds

620 Eighth Avenue, 49th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of ClearBridge International Growth Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds and certain closed-end funds managed or sub-advised by Legg Mason or its affiliates. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law. The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business or comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform marketing services solely for the Funds;

•	The Funds’ representatives such as legal counsel, accountants and auditors; and

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform.

The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, or if you have questions about the Funds’ privacy practices, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at
1-877-721-1926.

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2016 Legg Mason Investor Services, LLC Member FINRA, SIPC

LMF-222/A 12/16 SR16-2941

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Arthur S. Mehlman the Chairman of the Board’s Audit Committee and Robert M. Tarola, possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N- to qualify as “audit committee financial experts,” and have designated Mr. Mehlman and Mr. Tarola CSR as the Audit Committee’s financial experts. Mr. Mehlman and Mr. Tarola are “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending October 31, 2015 and October 31, 2016 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $268,854 in 2015 and $164,788 in 2016.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in October 31, 2015 and $0 in October 31, 2016.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $56,048 in October 31, 2015 and $81,401 in October 31, 2016. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the service affiliates during the Reporting Periods that required pre-approval by the Audit Auditors Committee.

d) All Other Fees. The aggregate fees for other fees billed in the Reporting Periods for products and services provided by the Auditor were $3,234 in October 31, 2015 and $2,369 in October 31, 2016, other than the services reported in paragraphs (a) through (c) of this item for the Legg Mason Global Asset Management Trust.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Global Asset Management Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c)

(7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Global Asset Management Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for October 31, 2015 and October 31, 2016; Tax Fees were 100% and 100% for October 31, 2015 and October 31, 2016; and Other Fees were 100% and 100% for October 31, 2015 and October 31, 2016.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Global Asset Management Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Global Asset Management Trust during the reporting period were $330,948 in October 31, 2015 and $217,714 in October 31, 2016.

(h) Yes. Legg Mason Global Asset Management Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Global Asset Management Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a)	The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Ruby P. Hearn

Arnold L. Lehman

Robin J.W. Masters

Jill E. McGovern

Arthur S. Mehlman

G. Peter O’Brien

S. Ford Rowan

Robert M. Tarola

b)	Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Global Asset Management Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	December 27, 2016

By:	/s/ Richard F. Sennett
Richard F. Sennett
Principal Financial Officer

Date:	December 27, 2016